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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report with respect to the combined financial statements of Global Companies LLC and Affiliates dated March 31, 2005 included in the Registration Statement (Form S-1) and related Prospectus of Global Partners LP dated May 10, 2005.

                      /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 10, 2005

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM